   As Filed with the Securities and Exchange Commission on February 25, 1997
                                                       Registration No. 33-28479
                                                                        811-4827
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                     ---------------------------------------
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]
                       POST-EFFECTIVE AMENDMENT NO. 17                       [X]
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]

                              AMENDMENT NO. 18                               [X]

                     FLAG INVESTORS INTERNATIONAL FUND, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                One South Street
                               Baltimore, MD 21202
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (410) 727-1700


                               Edward J. Veilleux
                                One South Street
                               Baltimore, MD 21202
                     ---------------------------------------
                     (Name and address of agent for service)


                                    Copy to:

                            Richard W. Grant, Esquire
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                             Philadelphia, PA 19103

--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

  ___  immediately upon filing pursuant to paragraph (b)
  _X_  on March 1, 1997 pursuant to paragraph (b)
  ___  60 days after filing pursuant to paragraph (a)
  ___  75 days after filing pursuant to paragraph (a)
  ___  on [date] pursuant to paragraph (a)(2) of Rule 485.
--------------------------------------------------------------------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

Title of Securities       Amount Being          Proposed Maximum          Proposed Maximum             Amount of
Being Registered          Registered            Offering Price Per Unit   Aggregate Offering Price(1)  Registration Fee
------------------------------------------------------------------------------------------------------------------------
Shares of                 182,530 shares            $14.75                                                  $0
Common Stock
------------------------------------------------------------------------------------------------------------------------

   (1) Registrant has calculated the maximum aggregate offering price pursuant to Rule 24e-2 under the Investment Company Act of 1940 (the "1940 Act") for its fiscal year ended October 31, 1996. Registrant had actual aggregate redemptions of 182,530 shares for its fiscal year ended October 31, 1996. Because of credits for prior net redemptions, Registrant has used no available redemptions for reductions pursuant to Rule 24f-2(c) under the 1940 Act and has previously used no available redemptions for reductions pursuant to Rule 24e-2(a) of the 1940 Act during the current year. Registrant elects to use redemptions in the aggregate amount of 182,530 shares for reductions in its current amendment.
--------------------------------------------------------------------------------
Registrant has elected to maintain registration of an indefinite number of shares of Common Stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal year ended October 31, 1996 was filed with the Commission on December 20, 1996.
--------------------------------------------------------------------------------

                     FLAG INVESTORS INTERNATIONAL FUND, INC.
                                (Class A Shares)


                              Cross Reference Sheet

                                February 25, 1997

                                                           Registration
Items Required by Form N-1A                                Statement Heading
----------------------------                               ------------------
Part A -   Information Required in a Prospectus
------

Item 1.    Cover Page......................................Cover Page

Item 2.    Synopsis........................................Fee Table

Item 3.    Condensed Financial Information.................Financial Highlights;
                                                           Performance
                                                           Information

Item 4.    General Description of Registrant...............Investment Program;
                                                           Investment
                              Restrictions; General
                                                           Information

Item 5.    Management of the Fund..........................Management of the
                                                           Fund; Investment
                                                           Advisor and Sub-
                                                           Advisor; Distributor;
                                                           Custodian, Transfer
                                                           Agent and Accounting
                                                           Services

Item 5A.   Management's Discussion of Fund
           Performance.....................................*

Item 6.    Capital Stock and Other Securities..............Cover Page; Dividends
                                                           and Taxes; General
                                                           Information

Item 7.    Purchase of Securities Being Offered............How to Invest in the
                                                           Fund; Distributor

Item 8.    Redemption or Repurchase........................How to Redeem Shares

Item 9.    Pending Legal Proceedings.......................**

--------
* Information required by Item 5A is contained in Registrant's 1996 Annual Report to Shareholders.
**Omitted since the answer is negative or the item is not applicable.

Part B -   Information Required in a Statement
------     of Additional Information

Item 10.   Cover Page......................................Cover Page

Item 11.   Table of Contents...............................Table of Contents

Item 12.   General Information and History.................General Information
                                                           and History

Item 13.   Investment Objectives and Policies..............Investment Objective
                                                           and Policies

Item 14.   Management of the Fund..........................Management of the
                                                           Fund

Item 15.   Control Persons and Principal
           Holders of Securities...........................Control Persons and
                              Principal Holders of
                                                           Securities

Item 16.   Investment Advisory and Other Services..........Investment Advisory
                                                           and Other Services;
                                                           Custodian, Accounting
                                                           Services and Transfer
                                                           Agent; Independent
                                                           Auditors

Item 17.   Brokerage Allocation............................Brokerage

Item 18.   Capital Stock and Other Securities..............Capital Shares; Semi-
                                                           Annual Reports

Item 19.   Purchase, Redemption and Pricing
           of Securities Being Offered.....................Valuation of Shares
                                                           and Redemption

Item 20.   Tax Status......................................Federal Tax Treatment
                                                           of Dividends and
                                                           Distributions
---------
**Omitted since the answer is negative or the item is not applicable.

Item 21.   Underwriters....................................Distribution of Fund
                                                           Shares and
                                                           Administration

Item 22.   Calculation of Performance Data.................Performance
                                                           Information

Item 23.   Financial Statements............................Financial Statements


Part C -   Other Information
-------
           Part C contains the information required by the items contained therein under the items set forth in the form.

                                     LOGO

                                 FLAG INVESTORS
                            INTERNATIONAL FUND, INC.
                               (Class A Shares)

                  Prospectus & Application -- March 1, 1997

-----------------------------------------------------------------------------

Flag Investors International Fund, Inc. (the "Fund") is a mutual fund seeking long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers located outside of the United States.

Class A Shares of the Fund ("Class A Shares") are available through Alex. Brown & Sons Incorporated (the "Distributor"), as well as through
Participating Dealers and Shareholder Servicing Agents. (See "How to Invest in the Fund.").

This Prospectus sets forth basic information that investors should know about the Fund prior to investing, and should be retained for future reference. A Statement of Additional Information dated March 1, 1997 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or the Distributor.

TABLE OF CONTENTS
Fee Table  ...........................              1
Financial Highlights  ................              2
Investment Program  ..................              4
Investment Restrictions  .............              5
How to Invest in the Fund  ...........              5
How to Redeem Shares  ................              8
Telephone Transactions  ..............              9
Dividends and Taxes  .................              9
Management of the Fund  ..............             10
Investment Advisor and Sub-Advisor  ..             10
Distributor  .........................             11
Custodian, Transfer Agent and
  Accounting Services ................             12
Performance Information  .............             12
General Information  .................             12
Application  .........................            A-1

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

-----------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
           PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEE TABLE
-------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)  ............      4.50%*
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price) ..       None
Maximum Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds whichever is lower) ........................................       .50%*

Annual Fund Operating Expenses (net of fee waivers and reimbursements):
 (as a percentage of average daily net assets)

Management Fees (net of fee waivers)  .....................................................       .00%**
12b-1 Fees  ...............................................................................       .25%
Other Expenses (net of fee waivers and reimbursements)  ...................................      1.25%
                                                                                              -----------
Total Fund Operating Expenses (net of fee waivers and reimbursements)  ....................      1.50%**
                                                                                              ===========

------
 * Purchases of $1 million or more by persons not otherwise eligible for sales load waivers are not subjct to an initial sales charge, however, a contingent deferred sales charge of .50% may be imposed upon redemption.
   (See "How to Invest in the Fund -- Offering Price.")
** The Fund's investment advisor has agreed to voluntarily waive its fees and to reimburse expenses to the extent required so that Total Fund Operating Expenses do not exceed 1.50% of the Class A Shares' average daily net assets. Absent fee waivers and reimbursements, Management Fees would be .75%, Other Expenses would be 1.30% and Total Fund Operating Expenses would be 2.30% of the Class A Shares' average daily net assets.

Example:                                                        1 year       3 years       5 years       10 years
--------                                                       ----------   -----------    -----------   ------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
  of each time period:* ...................................      $60           $90           $123          $216

------
* The Example is based on Total Fund Operating Expenses, net of fee waivers and reimbursements. Absent fee waivers and reimbursements, expenses would be higher.

The Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly and indirectly. A person who purchases Class A Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in the Fund -- Offering Price", "Investment Advisor and Sub-Advisor" and "Distributor.") The Expenses appearing in the table above have been restated to reflect current, rather than historical, fees.

   The rules of the SEC require that the maximum sales charge (in the Class A Shares' case, 4.50% of the offering price) be reflected in the above table. However, certain investors may qualify for reduced sales charges. (See "How to Invest in the Fund -- Offering Price.") Due to the continuous nature of Rule 12b-1 fees, long-term shareholders of the Fund may pay more than the equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules"). The foregoing table has not been audited by Deloitte & Touche LLP, the Fund's independent auditors.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

   The financial highlights included in this table have been derived from the Fund's financial statements for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended October 31, 1996 and the independent auditors' report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1996, which can be obtained at no charge by calling the Fund at
(800) 767-FLAG.


(FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)+
-------------------------------------------------------------------------------

                                                           ----------------------
                                                              1996        1995
                                                            ---------   ---------
Per Share Operating Performance:
   Net asset value at beginning of period ...............    $12.69        $13.97
                                                            ---------   ---------
Income from Investment Operations:
   Net investment income ................................      0.26          0.09
   Net realized and unrealized gain/(loss) on
     investments(1)  ....................................      1.28         (1.37)
                                                            ---------   ---------
   Total from Investment Operations .....................      1.54          1.28
                                                            ---------   ---------
Less Distributions:
   Dividends from net investment income and short-term
     gains  .............................................     (0.03)           --
   Distributions from net realized long-term gains ......        --            --
                                                            ---------   ---------
   Total distributions ..................................     (0.03)           --
                                                            ---------   ---------
   Net asset value at end of period .....................    $14.20        $12.69
                                                            =========   =========
Total Return***  ........................................     12.13%        (9.16)%

Ratios to Average Net Assets:
   Expenses(2) ..........................................      1.50%         1.50%
   Net investment income(3) .............................      1.91%         0.68%

Supplemental Data:
   Net assets at end of period (000) ....................   $12,930       $12,483
   Portfolio turnover rate ..............................        13%           35%
   Average commissions per share(4) .....................   $0.0201            --

------
   + Computed based on average shares outstanding.
  ++ Commencement of operations.
   * Annualized.
  ** Investment Company Capital Corp. and The Glenmede Trust Company became the Fund's investment advisor and sub-advisor, respectively, on August 23, 1993.
 *** Total return excludes the effect of sales charge.
 (1) The years ended October 31, 1996, 1995 and 1994 include net realized currency loss. Realized currency gain/(loss) is included in net investment income for the years ended October 31, 1993, 1992 and 1991, respectively.
 (2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.30%, 2.17%, 1.97%, 2.13%, 1.92%,
     1.90%, 1.75%, 1.82%, 1.79% and 1.85% during the periods ended October 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988, and 1987,
     respectively.
 (3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 1.10%, 0.02%, 0.28%, 1.28%, 0.31%, 0.77%, 1.21%, 0.29%, 0.54%, and 0.78% for the years ended October
     31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988, and 1987,
     respectively.
 (4) Disclosure of average commissions per share is effective beginning in fiscal year 1996.

---------------------------------------------------------------------------------------------------------
                                                                                        November 18,
                                                                                            1986++
                       For the Year Ended October 31,                                      through
------------------------------------------------------------------------------------     October 31,
   1994       1993**        1992         1991        1990        1989        1988           1987
 ---------   ---------   ----------    ---------   ---------   ---------   ---------    --------------
  $13.05     $ 9.11        $10.63       $11.80      $13.71      $11.78      $10.81         $10.00
 ---------   ---------   ----------    ---------   ---------   ---------   ---------    --------------

    0.18       0.49          0.16         0.15        0.60        0.10        0.11           0.03
    1.58       3.45         (1.62)       (0.55)      (1.33)       1.92        1.57           0.78
 ---------   ---------   ----------    ---------   ---------   ---------   ---------    --------------
    1.76       3.94         (1.46)       (0.40)      (0.73)       2.02        1.68           0.81
 ---------   ---------   ----------    ---------   ---------   ---------   ---------    --------------

   (0.84)        --         (0.06)          --       (0.57)      (0.09)      (0.16)            --
      --         --            --        (0.77)      (0.61)         --       (0.55)            --
 ---------   ---------   ----------    ---------   ---------   ---------   ---------    --------------
   (0.84)        --         (0.06)       (0.77)      (1.18)      (0.09)      (0.71)            --
 ---------   ---------   ----------    ---------   ---------   ---------   ---------    --------------
  $13.97      $13.05       $ 9.11       $10.63      $11.80      $13.71      $11.78         $10.81
 =========   =========   ==========    =========   =========   =========   =========    ==============
   13.98%      43.25%      (13.80)%      (3.15)%     (6.63)%     17.25%      16.21%           8.1%

    1.50%       1.50%        1.50%        1.50%       1.50%       1.49%       1.46%          1.48%*
    0.75%       1.91%        0.73%        1.17%       1.48%       0.62%       0.87%          1.41%*

 $15,487     $15,008      $19,780      $38,830     $44,406     $32,325     $35,259        $38,227
      43%         48%          63%          73%         62%         95%         96%            72%
      --          --           --           --          --          --          --             --

INVESTMENT PROGRAM
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

   The investment objective of the Fund is long-term growth of capital. The foregoing investment objective is a fundamental policy of the Fund and cannot be changed without shareholder approval. The Fund seeks to achieve this objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The Fund's assets will usually consist of issues listed on recognized foreign securities exchanges. The Fund is, however, free to hold securities that are not so listed, and may invest up to 15% of its net assets in such securities. There can be no assurance the Fund will achieve its objective.

   The Fund's investment advisor (the "Advisor") and sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") are responsible for managing the Fund's investments. (See "Investment Advisor and Sub-Advisor.") The Sub-Advisor manages the Fund's investments on a day-to-day basis and utilizes a disciplined, value-based investment management style to construct the Fund's international equity portfolio. Markets, and individual securities within each market, are compared on the basis of fundamental value, quality, and prospective earnings potential.

   The Fund's assets will normally be invested primarily in equity securities of companies located outside the United States. For these purposes, equity securities consist of not only common stock but securities convertible into common stock and American Depository Receipts, which are securities issued in the United States that represent ownership rights in foreign countries. The Fund diversifies investments by issuer and does not concentrate in any one industry. In addition, the Fund allocates its investments among geographic regions and individual countries and, normally, expects to have 65% of its total assets invested in at least three different foreign countries. (See "Investment Restrictions.")

   If the Fund is not fully invested in equity securities, any assets not so invested may be invested in securities issued or guaranteed by the United States government or any of its agencies or instrumentalities; shares of open- or closed-end investment companies that invest exclusively in such securities; fixed income securities issued by U.S. or foreign corporations, or by foreign governments, that are determined by the Advisors to be of high quality; U.S. and foreign short-term money market instruments (consisting of government obligations; time deposits, bankers acceptances, and certificates of deposit of creditworthy banks; commercial paper and short-term corporate debt securities, which are rated in the top two categories published by Moody's Investors Service, Inc. or by Standard & Poor's Ratings Group or, if unrated, are of comparable quality as determined by the Advisors under guidelines established by the Fund's Board of Directors; and repurchase agreements with respect thereto). Under normal circumstances, no more than 35% of the Fund's assets may be invested in fixed income securities and money market instruments. For defensive purposes, however, up to 100% of such assets may be invested in money market instruments.

   The Fund may also enter into forward currency exchange contracts in order to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities, but it may not enter into such contracts for speculative purposes. The Fund will use these instruments primarily for transaction hedging (i.e., to protect against adverse currency movements between a security's trade and settlement dates) but reserves the right occasionally to use forward contracts to hedge the value of securities denominated in a particular currency against a decline in the value of that currency. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. This method of protecting the value of the Fund's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of the currency increase.

   In addition, the Fund may invest up to 5% of its total assets in restricted securities, including Rule 144A Securities.

SPECIAL RISK CONSIDERATIONS

   Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States.

   Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity.

   Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries.

INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

   The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Accordingly, the Fund will not:

1) Invest more than 5% of its total assets in the securities of any single issuer;

2) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

3) Borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities; and

4) Invest more than 10% of the value of its net assets in illiquid securities, including time deposits of over seven days' duration.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

HOW TO INVEST IN THE FUND
-------------------------------------------------------------------------------

   Class A Shares may be purchased from the Distributor, through any securities dealer which has entered into a dealer agreement with the Distributor, ("Participating Dealer") or through any financial institution which has entered into a shareholder servicing agreement with the Fund ("Shareholder Servicing Agents"). Class A Shares may also be purchased by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, to the address shown on the Application Form.

   The minimum initial investment is $2,000, except that the minimum initial investment for shareholders of any other Flag Investors fund or class is $500 and the minimum initial investment for participants in the Fund's Automatic Investing Plan is $250. Each subsequent investment must be at least $100, except that the minimum subsequent investment under the Fund's Automatic Investing Plan is $250 for quarterly investments and $100 for monthly investments. (See "Purchases Through Automatic Investing Plan" below.) There is no minimum investment requirement for qualified retirement plans (i.e., 401(k) plans or pension and profit sharing plans). IRA accounts are, however, subject to the $2,000 minimum initial investment requirement. There is no minimum investment requirement for spousal IRA accounts.

   The Fund reserves the right to suspend the sale of Class A Shares at any time at the discretion of the Distributor and the Advisor. Orders for purchases of Class A Shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for Class A Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order plus any applicable front-end sales charge

(the "Offering Price") on the date such net asset value is determined (the "Purchase Date"). Purchases made by mail must be accompanied by payment of the Offering Price. Purchases made through the Distributor, a Participating Dealer or Shareholder Servicing Agent must be in accordance with such entity's payment procedures. The Distributor may, in its sole discretion, refuse to accept any purchase order.

   The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share is calculated by valuing all assets held by the Fund, deducting liabilities, and dividing the resulting amount by the number of then outstanding Class A Shares. For this purpose, portfolio securities are given their market value where feasible. If a portfolio security is traded on a national exchange, whether U.S. or foreign, or on an automated dealer quotation system, on the valuation date, the last quoted sale price is generally used. In the case of securities listed on more than one exchange, the Fund will use the latest sale price on the exchange where the stock is primarily traded as determined by the Advisors under procedures established and monitored by the Fund's Board of Directors. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Advisors under procedures established from time to time and monitored by the Fund's Board of Directors. Investments with maturities of less than 60 days are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Any assets and liabilities initially expressed in foreign currency values will be translated into U.S. dollar values at the prevailing market rates of such currencies against U.S. dollars at the time of valuation.

OFFERING PRICE

   Class A Shares may be purchased from the Distributor, Participating Dealers or Shareholder Servicing Agents at the Offering Price, which includes a sales charge which is calculated as a percentage of the Offering Price and decreases as the amount of the purchase increases, as shown below:

                                     Sales Charge
                                   as Percentage of                 Dealer
                            ------------------------------         Retention
                               Offering       Net Amount       as Percentage of
Amount of Purchase              Price          Invested         Offering Price
-------------------------------------------------------------------------------
Less than    $ 50,000  ...      4.50%            4.71%               4.00%
$   50,000 - $ 99,999  ...      3.50%            3.63%               3.00%
$  100,000 - $249,999  ...      2.50%            2.56%               2.00%
$  250,000 - $499,999  ...      2.00%            2.04%               1.50%
$  500,000 - $999,999  ...      1.50%            1.52%               1.25%
$1,000,000 and over  .....      None*            None*               None*

------
* Purchases of $1 million or more may be subject to a contingent deferred sales charge. (See below.) The Distributor may make payments to dealers in the amount of .50% of the Offering Price.

   A shareholder who purchases additional Class A Shares may obtain reduced sales charges, as set forth in the table above, through a right of accumulation. In addition, an investor may obtain reduced sales charges as set forth above through a right of accumulation of purchases of Class A Shares and purchases of Class A shares of other Flag Investors funds with the same sales charge and purchases of Class A shares of Flag Investors Short-Intermediate Income Fund, Inc. (formerly Flag Investors Intermediate-Term Income Fund, Inc.) and Flag Investors Maryland Intermediate Tax- Free Income Fund, Inc. (the "Intermediate Funds"). The applicable sales charge will be determined based on the total of
(a) the shareholder's current purchase plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of all Class A Shares and of all Flag Investors shares described above and any Flag Investors Class D shares held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide the Distributor, either directly or through a Participating Dealer or Shareholder Servicing Agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

   The term "purchase" refers to an individual purchase by a single purchaser, or to concurrent purchases which will be aggregated, by a purchaser, the purchaser's spouse and their children under the age of 21 years purchasing Class A Shares for their own account.

   An investor may also obtain the reduced sales charges shown above by executing a written Letter of Intent, which states the investor's intention to invest at least $50,000 within a 13-month period in Class A Shares. Each purchase of Class A Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not invested. Such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed shares will be released. An investor who wishes to enter into a Letter of Intent in conjunction with an investment in Class A Shares may do so by completing the appropriate section of the Application Form attached to this Prospectus.

   No sales charge will be payable at the time of purchase on investments of $1 million or more of Class A Shares. However, a contingent deferred sales charge may be imposed on such investments in the event of a redemption within 24 months following the purchase, at the rate of .50% on the lesser of the value of the Class A Shares redeemed or the total cost of such shares. No contingent deferred sales charge will be imposed on purchases of $3 million or more of Class A Shares redeemed within 24 months of purchase if the Participating Dealer and the Distributor have entered into an agreement under which the Participating Dealer agrees to return any payments received on the sale of such shares. In determining whether a contingent deferred sales charge is payable, and, if so, the amount of the charge, it is assumed that Class A Shares not subject to such charge are the first redeemed followed by other Class A Shares held for the longest period of time.

   The Fund may sell Class A Shares at net asset value (without sales charge) to the following: (i) banks, bank trust departments, registered investment advisory companies, financial planners and broker-dealers purchasing shares on behalf of their fiduciary and advisory clients, provided such clients have paid an account management fee for these services (investors may be charged a fee if they effect transactions in Fund shares through a broker or agent); (ii) qualified retirement plans; (iii) participants in a Flag Investors fund payroll savings plan program; (iv) investors who have redeemed Class A Shares, or Class A shares of any other mutual fund in the Flag Investors family of funds with the same sales charges, or who have redeemed Class A shares of the Intermediate Funds which they had held for at least 24 months prior to redemption, in an amount that is not more than the total redemption proceeds, provided that the purchase is within 90 days after the redemption; and (v) current or retired Directors of the Fund, and directors and employees (and their immediate families) of the Distributor, the Advisors, Participating Dealers and their respective affiliates.

   Class A Shares may also be purchased through a Systematic Purchase Plan. An investor who wishes to take advantage of such a plan should contact the Distributor or a Participating Dealer or Shareholder Servicing Agent.

PURCHASES BY EXCHANGE

   As permitted pursuant to any rule, regulation or order promulgated by the SEC, shareholders of other Flag Investors funds that have the same sales load structure may exchange their Class A shares of those funds for an equal dollar amount of Class A Shares. Except as provided below, Class A Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge. In addition, shareholders of Class A shares of the Intermediate Funds may exchange into Class A Shares upon payment of the difference in sales charges, as applicable, except that the exchange will be made at net asset value if the shares of such funds have been held for more than 24 months. Shareholders of Flag Investors Cash Reserve Prime Class A Shares may also exchange into Class A Shares upon payment of the difference in sales charges, as applicable.

   When a shareholder acquires Class A Shares through an exchange from another fund in the Flag Investors family of funds, the Fund will combine the period for which the original shares were held prior to the exchange with the holding period of the Class A Shares acquired in the exchange for purposes of determining what, if any, contingent deferred sales charge is applicable upon a redemption of any such shares.

   The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   Shareholders of any mutual fund not affiliated with the Fund who have paid a sales charge may exchange shares of such fund for an equal dollar amount of Class A Shares by submitting to the Distributor or a Participating Dealer the proceeds of the redemption of such shares, together with evidence of the payment of a sales charge and the source of such proceeds. Class A Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge.

   The exchange privilege with respect to other Flag Investors funds may also be exercised by telephone. (See "Telephone Transactions" below.) The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice to shareholders.

PURCHASES THROUGH AUTOMATIC INVESTING PLAN

   Shareholders may purchase Class A Shares regularly by means of an Automatic Investing Plan with a pre-authorized check drawn on their checking accounts. Under this plan, the shareholder may elect to have a specified amount invested monthly or quarterly in Class A Shares. The amount specified will be withdrawn from the shareholder's checking account using the pre-authorized check and will be invested in Class A Shares at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investing Plan or who wishes to obtain additional purchase information may do so by completing the appropriate section of the Application Form attached to this Prospectus.

PURCHASES THROUGH DIVIDEND REINVESTMENT

   Shareholders may elect to have their distributions (capital gains and/or dividend income) paid by check or reinvested in additional Class A Shares. Unless the shareholder elects otherwise, all income dividends and capital gains distributions will be reinvested in additional Class A Shares at net asset value, without a sales charge. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Fund's transfer agent (the "Transfer Agent") (see "Custodian, Transfer Agent and Accounting Services"), either directly or through their Participating Dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

   Alternately, shareholders may have their distributions invested in Class A shares of other funds in the Flag Investors family of funds. Shareholders who are interested in this option should call the Transfer Agent for additional information.

HOW TO REDEEM SHARES
-------------------------------------------------------------------------------

   Shareholders may redeem all or part of their investment on any Business Day by transmitting a redemption order through the Distributor, a Participating Dealer, a Shareholder Servicing Agent or by regular or express mail to the Transfer Agent. Shareholders may also redeem Class A Shares by telephone (in amounts up to $50,000). (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share (reduced by any applicable contingent deferred sales charge) next determined after receipt of the order (or, if stock certificates have been issued for the Class A Shares to be redeemed, after the tender of the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Class A Shares will be made by check and will be mailed within seven days after receipt of a duly authorized telephone redemption request or of a redemption order fully completed and, as applicable, accompanied by the documents described below:


1) A letter of instructions, specifying the shareholder's account number with a Participating Dealer, if applicable, and the number of Class A Shares or dollar amount to be redeemed, signed by all owners of the Class A Shares in the exact names in which their account is maintained;

2) For redemptions in excess of $50,000, a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If Class A Shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for Class A Shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

   Dividends payable up to the date of redemption of Class A Shares will be paid on the next dividend payable date. If all of the Class A Shares in a shareholder's account have been redeemed on a dividend payable date, the dividend will be remitted by check to the shareholder.

   The Fund has the power under its Articles of Incorporation to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' written notice.

SYSTEMATIC WITHDRAWAL PLAN

   Shareholders who hold Class A Shares having a value of $10,000 or more may arrange to have a portion of their Class A Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and, to the extent necessary, from share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, a shareholder's account may eventually be exhausted. Because share purchases include a sales charge that will not be recovered at the time of redemption, a shareholder should not have a withdrawal plan in effect at the same time he is making recurring purchases of Class A Shares. A shareholder who wishes to participate in the Systematic Withdrawal Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.

TELEPHONE TRANSACTIONS
-------------------------------------------------------------------------------

   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Class A Shares in amounts up to $50,000, by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent and Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value (less any applicable contingent deferred sales charge on redemptions) as determined on the next Business Day.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by regular or express mail. Class A Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund--Purchases by Exchange" and "How to Redeem Shares.")

DIVIDENDS AND TAXES
-------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends. The Fund may distribute to shareholders any taxable net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay taxes thereon.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a general summary of certain federal tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.


   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The Statement of Additional Information sets forth further information concerning taxes.

   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but U.S. shareholders, unless otherwise exempt, will pay federal income or capital gains taxes on the amounts so distributed regardless of whether such distributions are paid in cash or reinvested in additional Class A Shares.

   Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxed to shareholders as long-term capital gains regardless of how long the shareholder has held the shares. All other income distributions are taxed to the shareholders as ordinary income. Shareholders will be advised annually as to the tax status of all distributions.

   Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in one year, but paid the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.

   Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will nevertheless be taxable on the entire amount of the distribution received.

   Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes so withheld, it intends to operate so as to meet the requirements of the Code to pass through to its shareholders credit for foreign income taxes paid. Although the Fund intends to meet the requirements of the Code to pass through such taxes, there can be no assurance that it will be able to do so.

   Distributions by the Fund to shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to federal income tax treatment that differs from the treatment described above. (See the Statement of Additional Information.)

   The sale, exchange, or redemption of Class A Shares is a taxable event for the shareholder.

   The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

   Shareholders are urged to consult with their tax advisors concerning the application of the rules described above to their particular circumstances and the application of U.S. federal, state and local income taxes to an investment in the Fund.

MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------

   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian, accounting services agent and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to the Distributor and to the Advisors. Two Directors and all of the officers of the Fund are officers or employees of the Distributor or the Advisors. The other Directors of the Fund have no affiliation with the Distributor or the Advisors.

   The Fund's Directors and officers are as follows:

Truman T. Semans       Chairman and Director
Richard T. Hale        Director
James J. Cunnane       Director
John F. Kroeger        Director
Louis E. Levy          Director
Eugene J. McDonald     Director
Carl W. Vogt           Director
John W. Church, Jr.    President
Andrew B. Williams     Executive Vice President
Gary V. Fearnow        Vice President
Edward J. Veilleux     Vice President
Scott J. Liotta        Vice President
Joseph A. Finelli      Treasurer
Edward J. Stoken       Secretary
Laurie D. Collidge     Assistant Secretary

INVESTMENT ADVISOR AND SUB-ADVISOR
-------------------------------------------------------------------------------

   Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and The Glenmede Trust Company ("Glenmede" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $5.2 billion of net assets as of December 31, 1996. Glenmede provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. At December 31, 1996, Glenmede had over $10 billion in assets in the accounts for which it serves in various capacities including as executor, trustee, or investment advisor.

   Pursuant to the terms of the Investment Advisory Agreement, ICC supervises and manages all of the Fund's operations. Under the Investment Advisory and Sub-Advisory Agreements, ICC delegates to Glenmede certain of its duties, provided that ICC continues to supervise the performance of Glenmede and to report thereon to the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, Glenmede is responsible for the decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors.

   ICC has voluntarily agreed to waive a portion of the advisory fee to which it is contractually entitled so that the total operating expenses of the Fund do not exceed 1.50% of the Fund's average daily net assets. (See "Fee Table.") For the fiscal year ended October 31, 1996, ICC waived all advisory fees ($98,672) and reimbursed expenses of $7,066. In addition, from its own resources, ICC paid Glenmede a fee (net of fee waivers in effect through September 30, 1996) equal to .05% of the Fund's average daily net assets.

   ICC is an indirect subsidiary of Alex. Brown Incorporated. ICC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.") Glenmede, a limited purpose trust company, is a wholly-owned subsidiary of The Glenmede Corporation. The address of ICC is One South Street, Baltimore, Maryland 21202. The address of Glenmede is One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103.

PORTFOLIO MANAGERS

   Messrs. John W. Church, Jr., the Fund's President, and Andrew B. Williams, CFA, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets since August, 1993.

   Mr. Church is senior vice president and chief investment officer of Glenmede. Prior to joining Glenmede, he was vice president in charge of investment strategy at Girard (Mellon) Bank, where he was employed for sixteen years. Before Girard Bank, Mr. Church spent two years at the investment counseling firm of Franklin, Cole & Co., New York, and four years at Chemical Bank, New York. Mr. Church received an A.B. in Economics from Bowdoin College in 1954. He is a member and past president of the Financial Analysts of Philadelphia, and a member of the Philadelphia Securities Association.

   Mr. Williams is vice president, equity analyst and international equity manager of Glenmede. Before joining Glenmede, he served as vice president in investment research at Shearson Lehman Brothers in New York. Before that, he worked at Provident National Bank as a research analyst. Mr. Williams received an M.B.A. in Finance from Temple University in 1981 and an A.B. in History from Trinity College in 1976. He is a member of the Financial Analysts of Philadelphia and is a Chartered Financial Analyst.

DISTRIBUTOR
-------------------------------------------------------------------------------

   Alex. Brown & Sons Incorporated ("Alex. Brown" or the "Distributor"), One South Street, Baltimore, Maryland 21202, acts as distributor of the Class A Shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly- owned subsidiary of Alex. Brown Incorporated which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan.

   The Fund has adopted a Distribution Plan for the Class A Shares (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. As compensation for providing distribution services to the Class A Shares for the fiscal year ended October 31, 1996, Alex. Brown received a fee equal to .25% of the Class A Shares' average daily net assets. This fee may be more or less than Alex. Brown's actual expenses. Alex. Brown expects to allocate on a proportional basis most of its annual distribution fee to its investment representatives or up to all of its fee to Participating Dealers as compensation for their ongoing shareholder services, including processing purchase and redemption requests and responding to shareholder inquiries.

   In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review this Prospectus in conjunction with any such institution's fee schedule. Amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Plan.

   Payments under the Plan are made as described above, regardless of Alex. Brown's actual cost of providing distribution services. If the cost of providing distribution services to the Fund in connection with the sale of the Class A Shares is less than .25% of the Class A Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by Alex. Brown. Alex. Brown will from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Participating Dealers.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
-------------------------------------------------------------------------------

   Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080) is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended October 31, 1996, ICC received a fee equal to .21% of the Fund's average daily net assets. (See the Statement of Additional Information.)

   Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, Massachusetts 02108, acts as custodian of the Fund's assets.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

   From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return, net of the Fund's maximum sales charge, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Europe, Australia and Far East Index, an unmanaged foreign securities index monitored by Morgan Stanley Capital International, S.A. and to the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, both of which are recognized indices of domestic market performance. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, IBC/Donoghue's Money Fund Report, Investor's Daily and The Wall Street Journal.

   Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which Class A Shares may be purchased, although not included in calculations of performance, will reduce performance results.

GENERAL INFORMATION
-------------------------------------------------------------------------------

CAPITAL SHARES

   The Fund is an open-end diversified management investment company. It was organized as a Massachusetts business trust on September 3, 1986 and reorganized as a Maryland corporation on August 16, 1993, pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on June 16, 1993. The Fund is authorized to issue ten million shares of capital stock, with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its portion of the Fund's assets after all debts and expenses have been paid. The fiscal year end of the Fund is October 31.

   The Board of Directors may classify any authorized but unissued shares into classes and may establish certain distinctions between classes relating to additional voting rights, payments of dividends, rights upon liquidation or distribution of the assets of the Fund and any other restrictions permitted by law and the Fund's charter.

ANNUAL MEETINGS

   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

REPORTS

   The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.

FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their shares should contact the Transfer Agent at (800) 553-8080, the Fund at (800) 767-FLAG, or a Participating Dealer or Shareholder Servicing Agent, as appropriate.

                     FLAG INVESTORS INTERNATIONAL FUND, INC.
                           NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------

Make check payable to "Flag Investors International Fund, Inc." and mail with this Application to:
 Alex. Brown & Sons Incorporated/Flag Investors Funds
 P.O. Box 419663
 Kansas City, MO 64141-6663
 Attn: Flag Investors International Fund, Inc.

For assistance in completing this Application please call: 1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

To open an IRA account, please call 1-800-767-3524 to request an IRA information kit.

I enclose a check for $____________ payable to "Flag Investors International Fund, Inc." for the purchase of Class A Shares of the Fund. The minimum initial purchase is $2,000, except that the minimum initial purchase for shareholders of any other Flag Investors Fund or class is $500 and the minimum initial purchase for participants in the Fund's Automatic Investing Plan is $250. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.

------------------------------------------------------------------------------
                   YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

Existing Account No., if any: ________________________________________________

INDIVIDUAL OR JOINT TENANT

______________________________________________________________________________
First Name                    Initial                          Last Name

______________________________________________________________________________
Social Security Number

______________________________________________________________________________
Joint Tenant                  Initial                         Last Name

CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.

______________________________________________________________________________
Name of Corporation, Trust or Partnership

______________________________________________________________________________
Tax ID Number                           Date of Trust

______________________________________________________________________________
Name of Trustees (If to be included in the Registration)

______________________________________________________________________________
For the Benefit of

GIFTS TO MINORS

______________________________________________________________________________
Custodian's Name (only one allowed by law)

______________________________________________________________________________
Minor's Name (only one)

______________________________________________________________________________
Social Security Number of Minor

under the ___________________Uniform Gifts to Minors Act
          State of Residence


MAILING ADDRESS


______________________________________________________________________________
Street

______________________________________________________________________________
City                                              State               Zip

(    )
______________________________________________________________________________
Daytime Phone

==============================================================================
                         LETTER OF INTENT (OPTIONAL)


[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Class A Shares of Flag Investors International Fund, Inc. in an aggregate amount at least equal to:
  [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $500,000    [ ] $1,000,000

==============================================================================
                      RIGHT OF ACCUMULATION (OPTIONAL)

List the account numbers of other Flag Investors Funds (except Class B shares) that you or your immediate family already own that qualify for this purchase.


    Fund Name         Account No.         Owner's Name         Relationship
    ---------         -----------         ------------         ------------

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

                             DISTRIBUTION OPTIONS


Please check appropriate boxes. If none of the options is selected, all distributions will be reinvested in additional shares of the Fund at no sales charge.

Income Dividends                     Capital Gains
[ ] Reinvested in additional shares  [ ] Reinvested in additional shares
[ ] Paid in Cash                     [ ] Paid in Cash

Call (800)553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

------------------------------------------------------------------------------
                      AUTOMATIC INVESTING PLAN (OPTIONAL)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $______ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250
Subsequent Investments (check one):
     [ ] Monthly ($100 minimum)
     [ ] Quarterly ($250 minimum)

______________________________________________________________________________
Bank Name

______________________________________________________________________________
Existing Flag Investors Fund Account No., if any


                        Please attach a voided check.

______________________________________________________________________________
Depositor's Signature                                                Date

______________________________________________________________________________
Depositor's Signature                                                Date
(if joint acct., both must sign)

------------------------------------------------------------------------------
                     SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)

[ ] Beginning the month of ______, 19____ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $______, from Class A Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

              Frequency (check one):
               [ ] Monthly
               [ ] Quarterly (January, April, July, and October)

------------------------------------------------------------------------------
                            TELEPHONE TRANSACTIONS

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below.
              No, I/we do not want
                    [ ] Telephone redemption privileges
                    [ ] Telephone exchange privileges
Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

   Bank: _________________________             Account No: _______________

Address: _________________________      Bank Account Name: _______________


------------------------------------------------------------------------------
                     SIGNATURE AND TAXPAYER CERTIFICATION

                    [THE INFORMATION BELOW APPEARS IN A BOX]
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

By signing this application, I hereby certify under penalties of perjury that the information on this application is complete and correct and that as required by federal law: (Please check applicable boxes)

[ ]  U.S. Citizen/Taxpayer:

    [ ] I certify that (1) the number shown above on this form is the correct
        Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

   [ ]  If no Tax ID Number or Social Security Number has been provided above,
        I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

   [ ]  Non-U.S. Citizen/Taxpayer:
        Indicated country of residence for tax purposes:_______________________ Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
                                  [END OF BOX]

   I have received a copy of the Fund's prospectus dated March 1, 1997. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

                    [THE INFORMATION BELOW APPEARS IN A BOX]
   The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
                                  [END OF BOX]
______________________________________________________________________________
Signature                                                             Date
______________________________________________________________________________
Signature (if joint acct., both must sign)                            Date

For Dealer Use Only

Dealer's Name:    ____________________  Dealer Code: __________________________
Dealer's Address: ____________________  Branch Code: __________________________
                  ____________________
Representative:   ____________________  Rep. No.:    __________________________

                       STATEMENT OF ADDITIONAL INFORMATION

                          -----------------------------


                     FLAG INVESTORS INTERNATIONAL FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                          -----------------------------



               THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING ALEX. BROWN & SONS INCORPORATED, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.














            Statement of Additional Information Dated: March 1, 1997

                 Relating to the Prospectus Dated: March 1, 1997

                                TABLE OF CONTENTS
                                                                      Page
                                                                      ----

1.       General Information and History...............................  1

2.       Investment Objective and Policies.............................  1

3.       Valuation of Shares and Redemption............................  2

4.       Federal Tax Treatment of Dividends and Distributions..........  3

5.       Management of the Fund........................................  8

6.       Investment Advisory and Other Services........................ 13

7.       Distribution of Fund Shares................................... 14

8.       Brokerage..................................................... 16

9.       Capital Shares................................................ 18

10.      Semi-Annual Reports........................................... 19

11.      Custodian, Accounting Services and Transfer Agent............. 19

12.      Independent Auditors.......................................... 19

13.      Performance Information....................................... 19

14.      Control Persons and Principal Holders of Securities........... 21

15.      Financial Statements.......................................... 21

1.       GENERAL INFORMATION AND HISTORY

                  Flag Investors International Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers one class of shares: Flag Investors International Fund Class A Shares (the "Shares").

         Important information concerning the Fund is included in the Fund's Prospectus which may be obtained without charge from Alex. Brown & Sons Incorporated (the "Distributor"), One South Street, Baltimore, Maryland 21202, (telephone: (800) 767-FLAG) or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement relating to the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                  The Fund was organized as a Massachusetts business trust on September 3, 1986. The Fund filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and commenced operations on November 18, 1986. On August 16, 1993, the Fund reorganized as a Maryland corporation pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on June 16, 1993.

                  Under a license agreement dated August 16, 1993, between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to that name and logo, including the right to permit other investment companies to use them.

2.       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

                  The Fund's investment objective is long-term growth of capital. As more fully described in the Fund's Prospectus, the Fund seeks to achieve this objective primarily through investment in a diversified portfolio of marketable equity securities of issuers domiciled outside of the United States.

Investment Restrictions

                  The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

                  1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes, banks and insurance companies are considered to be separate industries);

                  2. Invest in real estate or mortgages on real estate;

                  3. Purchase or sell commodities or commodities contracts, except that the Fund may enter into forward currency exchange contracts;

                  4. Purchase a security if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities with legal or contractual restrictions on resale ("restricted securities");

                  5. Act as an underwriter of securities within the meaning of the federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                  6. Issue senior securities;

                  7. Make loans of money or portfolio securities, except that the Fund may purchase or hold debt instruments, including time deposits, in accordance with its investment objectives and policies;

                  8. Effect short sales of securities;

                  9. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); or

                  10. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

                  The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:


                  1. Invest in shares of any other open-end investment company registered under the Investment Company Act, except as permitted by federal law. [(The Fund might incur sales charges, management fees and other expenses in connection with any such investment, which charges would be a Fund expense and accordingly might have some impact on the Fund's net asset value).]

Other Considerations

                  The Fund's investments in convertible securities rated below investment grade will not exceed 5% of the value of its total assets.

3.       VALUATION OF SHARES AND REDEMPTION

Valuation

                  The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern
Time), each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary U.S. business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

Redemption

                  The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

                  Under normal circumstances, the Fund will redeem Shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. In the unlikely event that Shares are redeemed in kind, the redeeming shareholder, will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares," and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. A corporate shareholder requesting a redemption must have on file with the Fund's Transfer Agent, Alex. Brown, a Participating Dealer or Shareholder Servicing Agent all required resolutions and certificates, such as resolutions authorizing the redemption and secretary's certificates.

4.       FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

                  The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

                  The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

Qualification as Regulated Investment Company

                  The Fund has been and expects to continue to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within 12 months after the close of the taxable year, will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if the Fund establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (as discussed below).

                  In addition to satisfaction of the Distribution Requirement, in order to qualify as a RIC the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains from designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from gains on the sale or other disposition of any of the following investments if such investments are held for less than three months (the "Short-Short Gain Test"): (a) stock or securities (as defined in Section 2(a)(36) of the Investment Company Act); (b) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies); and (c) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities).

                  Income derived by the Fund from a partnership or trust satisfies the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by the Fund in the same manner as realized by the partnership or trust. Future Treasury regulations may provide that foreign currency gains that are not "directly related" to the Fund's principal business of investing in stock or securities (or in options and futures with respect to stock or securities) will not satisfy the Income Requirement. It is unclear to what extent gross income from certain currency related transactions will be treated as not satisfying the Income Requirement under these Treasury regulations or whether the Treasury regulations, when issued, will have only prospective effect. Consequently, the Fund will attempt to operate so that its gross income from certain currency related transactions will be less than 10% of the gross income of the Fund in any taxable year that could be subject to these Treasury regulations until such time as the applicable Treasury regulations are issued or the Fund receives a satisfactory opinion of counsel or private letter ruling from the Service that income from such currency transactions may be considered "qualifying income" for purposes of the Income Requirement.

                  Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities or currencies that it has held for less than three months. In addition, until such time as Treasury regulations are issued indicating in which circumstances the writing and purchasing of options on foreign currency and the investment in forward foreign currency exchange contracts and currencies is directly related to a regulated investment company's principal business of investing in stock or securities (or options and futures with respect to stock or securities), the Fund may have to limit (1) the sale or offsetting of forward foreign currency exchange contracts that it has held for less than three months; (2) the exercise or closing of appreciated options on foreign currency that it has held for less than three months; and (3) certain other transactions involving foreign currencies.

                  Many of the forward foreign currency exchange contracts that the Fund enters into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) thereunder have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of other Section 1256 contracts during that taxable year and is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may elect not to have the year-end deemed sale rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not
Section 1256 contracts (the "Mixed Straddle Election"). Gains and losses with respect to certain foreign currency contracts are treated as ordinary income or loss pursuant to Section 988 of the Code.

                  In order to qualify as a RIC, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses (the "Asset Diversification Test"). The above limitations are imposed on the Fund as investment restrictions as set forth in the Prospectus under the heading "Investment Restrictions." Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

                  For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuers of options on foreign currencies and of forward foreign currency exchange contracts, although it has been suggested that the issuer in each case would be the foreign central bank or foreign government backing the particular currency.

Fund Distributions

                  The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year. Such distributions will generally be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in Shares. Shareholders receiving any distribution from the Fund in the form of additional Shares will generally be treated as receiving a taxable distribution in an amount equal to the fair market value of the Shares received, determined as of the reinvestment date.

                  Corporate shareholders will be entitled to the dividends received deduction on Fund distributions to the extent of qualifying dividends received by the Fund each year. Generally, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Because most of the Fund's income will be from foreign securities, only a small portion, if any, of the Fund's distributions will qualify for the dividends received deduction. Moreover, for the purposes of the alternative minimum tax and the environmental tax, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account in determining "adjusted current earnings."

                  The Fund may either retain or distribute to shareholders as a capital gains distribution the excess of its net long-term capital gains over its net short-term capital losses ("net capital gains") for each taxable year. If such gains are distributed as a capital gains distribution, they are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held Shares, whether such gains were recognized by the Fund prior to the date on which a shareholder acquired Shares and whether the distribution was paid in cash or reinvested in Shares. The aggregate amount of distributions designated by the Fund as capital gains distributions may not exceed the net capital gains of the Fund for any taxable year, determined by excluding any net capital losses or net long-term capital losses attributable to transactions occurring after October 31 of such year and by treating any such losses as if they arose on the first day of the following taxable year. Shareholders will be advised annually as to the U.S. federal income tax status of distributions made during the year.

                  Conversely, if the Fund elects to retain its net capital gains for any taxable year it will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate tax rate. In such event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that they will be required to report their respective shares of such gains on their returns as long-term capital gains, will receive a refundable tax credit for their allocable share of tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65 percent of the deemed distribution.

                  Investors should be careful to consider the tax implications of purchasing Shares just prior to the next dividend date of any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the distribution received, even though the net asset value per share on the date of such purchase reflected the amount of such distribution.

                  If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates
 .without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will generally be eligible for the dividends received deduction in the case of corporate shareholders.


                  The Fund generally will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding.

Miscellaneous Considerations

                  A 4% non-deductible federal excise tax is imposed on RICs that fail to distribute in each calendar year an amount equal to 98% of ordinary income for the calendar year and 98% of "capital gain net income" (excess of long and short-term capital gains over long and short-term capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                  The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the federal excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability and, in addition, that the liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain test.

                  Generally, gain or loss on the sale of Shares will be capital gain or loss, which will be long-term if the Shares have been held for more than one year and otherwise will be short-term. Any loss realized upon the sale, exchange or redemption of Shares held for six months or less will be treated as a long-term capital loss to the extent any capital gains distributions have been paid with respect to such Shares (or any undistributed net capital gains of the Fund with respect to such Shares have been included in determining the investor's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning

30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

Foreign Income Taxes

                  The dividends and interest payable on certain of the Fund's foreign portfolio securities received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, thus reducing the net amount available for distribution to the Fund's shareholders. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

                  If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders would be required
(i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund; (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use such share (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). In determining the source and character of distributions received from the Fund for purposes of the foreign tax credit limitation rules of the Code, shareholders would, if the Fund makes the Foreign Tax Election, be required to treat their pro-rata shares of such foreign taxes and allocable portions of Fund distributions as foreign source income.

Foreign Shareholders

                  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("Foreign Shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

                  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of net investment income will be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the distribution. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of Shares, distributions of net long-term capital gains, and amounts retained by the Fund which are designated as undistributed capital gains.

                  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of net investment income and net long-term capital gains, and any gains realized upon the sale of Shares, will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

                  The Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) if the Foreign Shareholder does not comply with Internal Revenue Service certification requirements.

                  The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund. For various reasons dependent upon the application of specific U.S. tax rules, Foreign Shareholders may determine that an investment in the Fund results in adverse tax consequences.

Local Tax Considerations

                  Rules of U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in the Fund.

5.       MANAGEMENT OF THE FUND

                  The overall business affairs of the Fund are the responsibility of the Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, custodian, accounting services agent and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers and to its investment advisor (the "Advisor") and sub-advisor (the "Sub-Advisor") (collectively, the "Advisors").


Directors and Officers

                  The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman and Director (10/27/27)
         Managing Director, Alex. Brown & Sons Incorporated; Director, Investment Company Capital Corp. (registered investment advisor); Formerly, Vice Chairman, Alex. Brown & Sons Incorporated.

*RICHARD T. HALE, Director (7/17/45)
         Managing Director, Alex. Brown & Sons Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); Chartered Financial Analyst.

 JAMES J. CUNNANE, Director (3/11/38)
         CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice-President and Chief Financial Officer, General Dynamics Corporation (defense) 1989-1993 and Director, The Arch Fund (registered investment company).

 JOHN F. KROEGER, Director (8/11/24)
         37 Pippins Way, Morristown, New Jersey 07960. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm); General Manager, Shell Oil Company.

 LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

--------
* A Director who is an "interested person" of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act.

  EUGENE J. MCDONALD, Director (7/14/32)
         President, Duke Management Company (investments), Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705; Executive Vice President, Duke University (education, research and healthcare); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies) and AMBAC Treasurers Trust (registered investment companies).

  CARL W. VOGT, Director (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

  JOHN W. CHURCH, JR., President (11/25/32)
         Executive Vice President and Chief Investment Officer, The Glenmede Trust Company, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103.

  ANDREW B. WILLIAMS, Executive Vice President (4/28/54)
         Vice President, The Glenmede Trust Company, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103.

  GARY V. FEARNOW, Vice President (12/6/44)
         Managing Director, Alex. Brown & Sons Incorporated and Manager, Special Products Department, Alex. Brown & Sons Incorporated.

  EDWARD J. VEILLEUX, Vice President (8/26/43)
         Principal, Alex. Brown & Sons Incorporated; Vice President, Armata Financial Corp. (registered broker-dealer); Executive Vice President, Investment Company Capital Corp. (registered investment advisor).

  SCOTT J. LIOTTA, Vice President (3/18/65)
         Manager, Fund Administration, Alex. Brown & Sons Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; and Supervisor, Brown Brothers Harriman & Co. (domestic and global custody) August 1991-April 1994..

  JOSEPH A. FINELLI, Treasurer (1/24/57)
         Vice President, Alex. Brown & Sons Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980-August 1995.

  EDWARD J. STOKEN, Secretary (8/7/47)
         Compliance Officer, Alex. Brown & Sons Incorporated, April 1995-Present; Formerly, Legal Advisor, Federated Investors (registered investment advisor), 1991-1995.

  LAURIE D. COLLIDGE, Assistant Secretary (1/1/66)
         Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present.

                  Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by the Distributor or its affiliates. There are currently twelve funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of five other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds, as President and Director of one fund, and as a Director of each of the other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each fund in the Fund Complex. Mr. Vogt serves as a director of nine funds in the Fund Complex. Mr. Church and Mr. Williams serve as President and Vice President, respectively, of the Fund. Mr. Fearnow serves as Vice President of ten funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and as Vice President of each of the other funds in the Fund Complex. Mr. Liotta serves as Vice President, Mr. Finelli serves as Treasurer, Mr. Stoken serves as Secretary, and Ms. Collidge serves as Assistant Secretary, respectively, for each of the funds in the Fund Complex.

                  Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, the Distributor in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

                  Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Distributor or the Sub-Advisor may be considered to have received remuneration indirectly. As compensation for his services as director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (a "Non-Interested Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. for which he serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 1996, Non-Interested Directors' fees attributable to the assets of the Fund totalled approximately $346. The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended October 31, 1996.

                                                COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------

                                                           Pension or                 Total Compensation From the
                             Aggregate Compensation        Retirement                 Fund and Fund Complex
                             From the Fund for the         Benefits Accrued           Payable to Directors for the
Name of Person,              Fiscal Year Ended             as Part of                 Fiscal Year Ended October
Position                     October 31, 1996              Fund Expenses              31, 1996
----------------------------------------------------------------------------------------------------------------------
*Truman T. Semans                     $0                          $0                           $0
  Chairman

*Richard T. Hale                      $0                          $0                           $0
  Director

James J. Cunnane                      $96(1)                      +                   $39,000 for service on 12
  Director                                                                            Boards in the Fund Complex

N. Bruce Hannay**                     $33(1)                      +                   $13,071 for service on 12
  Director                                                                            Boards in the Fund Complex

John F. Kroeger                       $120(1)                     +                   $49,000 for service on 12
  Director                                                                            Boards in the Fund Complex

Louis E. Levy                         $96(1)                      +                   $39,000 for service on 12
   Director                                                                           Boards in the Fund Complex

Eugene J. McDonald                    $96(1)                      +                   $39,000 for service on 12
  Director                                                                            Boards in the Fund Complex


Carl W. Vogt***                       $96(1)                      +                   $29,250 for service on 5
  Director                                                                            Boards in the Fund Complex

Harry Woolf****                       $96(1)                      +                   $39,000 for service on 12
  Director                                                                            Boards in the Fund Complex

---------------
* A Director who is an "interested person" as defined in the Investment Company Act.
**     Retired effective January 31, 1996 and is now deceased.
***    Appointed to the Board on January 30, 1996.
****   Retired effective January 31, 1996.
+ The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the period from January 1, 1996 through October 31, 1996 was approximately $471.
(1) Of the amounts payable to Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald, Woolf and Vogt, nothing was deferred pursuant to the Fund's deferred compensation plan in the year ended October 31, 1996.


                  The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by him in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him in his last year of service. The fee will be paid quarterly, for life, by each Fund for which he serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, each of whom has qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another participant, who retired on January 31, 1996 and died on June 2, 1996, was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the fiscal year ended October 31, 1996. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

                  Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his last year of service, as described above. The approximate credited years of service at December 31, 1996 are as follows: for Mr. Cunnane, 2 years; for Mr. Kroeger, 14 years; for Mr. Levy, 2 years; for Mr. McDonald, 4 years; and for Mr. Vogt, 1 year.


                      Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service          Chairman of Audit Committee        Other Participants
----------------          ---------------------------        ------------------
6 years                            $4,900                           $3,900
7 years                            $9,800                           $7,800
8 years                           $14,700                          $11,700
9 years                           $19,600                          $15,600
10 years or more                  $24,500                          $19,500


                  Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his annual compensation pursuant to a Deferred Compensation Plan.

                  Messrs. Cunnane, Kroeger, Levy, McDonald and Vogt have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select various Flag Investors and Alex. Brown Cash Reserve Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

                  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes significant restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

                  The Code of Ethics requires that covered employees of the Advisors, directors or officers of the Distributor, and all Fund Directors who are "interested persons", preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Officers, directors and employees of the Advisors and the Distributor may comply with codes of ethics instituted by those entities so long as they contain similar requirements and restrictions.

6.       INVESTMENT ADVISORY AND OTHER SERVICES

                  Investment Company Capital Corp. ("ICC" or the "Advisor") serves as the Fund's investment advisor and The Glenmede Trust Company ("Glenmede" or the "Sub-Advisor") serves as the Fund's sub-advisor pursuant to agreements approved by shareholders of the Fund on June 16, 1993 and effective on August 16, 1993.

The Advisors

                  ICC is a wholly-owned subsidiary of Alex. Brown Financial Corporation and an indirect subsidiary of Alex. Brown Incorporated. Glenmede, a limited purpose trust company, provides fiduciary and investment services to individuals, endowment funds, foundations, employee benefit plans and other institutions. Glenmede is a wholly-owned subsidiary of The Glenmede Corporation.

                  Under the Investment Advisory Agreement, ICC supervises and manages all aspects of the Fund's operations, except for distribution services; formulates and implements continuing programs for the purchase and sale of securities, consistent with the investment objective and policies of the Fund; provides the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; provides the Fund with, or obtains for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the

Fund's principal office; obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio; determines which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; takes all actions necessary to carry into effect the Fund's purchase and sale programs; supervises the operations of the Fund's custodian, transfer and dividend disbursing agent, and accounting services agent; provides the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and arranges, but does not pay for, the periodic updating of Prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities. ICC has delegated certain of these responsibilities to Glenmede. Any investment program undertaken by ICC or Glenmede will at all times be subject to the policies and control of the Fund's Board of Directors. Neither ICC nor Glenmede shall be liable to the Fund or its shareholders for any act or omission by ICC or Glenmede or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

                  As compensation for its services, ICC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the annual rate of .75% of the Fund's average daily net assets. This fee is higher than that paid by most mutual funds, however, in ICC's opinion, is comparable to fees paid by other investment companies with similar investment objectives and policies. As compensation for its services, Glenmede is entitled to receive a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at the annual rate of .55% of the Fund's average daily net assets. The services of the Advisors to the Fund are not exclusive and the Advisors are free to, and do, render similar services to others.

                  Each of the Investment Advisory Agreement and Sub-Advisory Agreement will continue in effect for an initial term of two years and from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares (as defined under "Capital Shares") and (b) by the affirmative vote of a majority of the Non-Interested Directors who have no direct or indirect financial interest in each of such agreements by votes cast in person at a meeting called for such purpose. Each of the Investment Advisory Agreement and Sub-Advisory Agreement was most recently approved in the foregoing manner by the Fund's Board of Directors on October 1, 1996. The Fund or ICC may terminate the Investment Advisory Agreement upon sixty days' written notice, without penalty, by the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party or by the vote of a majority of the outstanding Shares (as defined under "Capital Shares"). The Investment Advisory Agreement will terminate automatically in the event of its assignment. The Sub-Advisory Agreement has similar termination provisions. In the fiscal year ended October 31, 1996, ICC waived all advisory fees ($98,672) and reimbursed expenses of $7,066. During the same period and from its own resources, ICC paid Glenmede sub-advisory fees of $6,149 (net of fee waivers of $66,211). Glenmede's voluntary fee waiver was in effect through September 30, 1996. As compensation for investment advisory services for the fiscal years ended October 31, 1995 and October 31, 1994, ICC was entitled to receive fees of $98,840 and $114,033, respectively, and from such amounts waived fees of $68,946 and $19,363, respectively, and paid Glenmede fees of $26,600 and $31,274, respectively. During the same period, Glenmede waived fees of $19,020 and $52,350, respectively.

                  ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Accounting Services, Transfer Agent.")

7.       DISTRIBUTION OF FUND SHARES

                  The Distribution Agreement provides that Alex. Brown & Sons Incorporated ("Alex. Brown" or the "Distributor") has the exclusive right to distribute Shares either directly or through other broker-dealers and further provides that Alex. Brown will: solicit and receive orders for the purchase of Shares, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible, respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, provide the Fund's Board of Directors with quarterly reports required by Rule 12b-1, and take all actions deemed necessary to carry into effect the distribution of the Shares. Alex. Brown has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, Alex. Brown will be responsible for all of the promotional expenses. The services by Alex. Brown to the Fund are not exclusive, and Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                  Alex. Brown and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements with respect to the Shares ("Sub-Distribution Agreements") pursuant to which Participating Dealers have agreed to process investor purchase and redemption orders and to respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.

                  Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's Board of Directors and approved by its shareholders, the Fund has adopted a Plan of Distribution (the "Plan"). The maximum amount payable under the Plan to Alex. Brown for distribution and other shareholder servicing assistance is an amount calculated on an average net asset basis and paid monthly, equal to .25% of the Shares' average daily net assets, unless and until a change in payment is authorized and approved by the Board of Directors. Alex. Brown is authorized to make payments out of its fee to its investment representatives, Participating Dealers and Shareholder Servicing Agents. Payments to Participating Dealers and Shareholder Servicing Agents may not exceed fees payable to Alex. Brown under the Plan.

                  As compensation for providing distribution services for the Shares as described above, Alex. Brown receives an annual fee, paid monthly, equal to .25% of the average daily net assets of the Class A Shares. Alex. Brown expects to allocate a substantial portion of the annual distribution fee to its investment representatives and up to all of its fee to Participating Dealers. For the fiscal years ended October 31, 1996, October 31, 1995, and October 31, 1994, Alex. Brown received 12b-1 fees in the amount of $32,891, $32,947, and $38,112, respectively. In return for such fees, Alex. Brown paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sale personnel; and interest, carrying or other financing charges.

                  The Distribution Agreement, including the form of Sub-Distribution Agreement, and the Plan was most recently approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors, on October 1, 1996. The Distribution Agreement and the Plan will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares and (b) by the affirmative vote of a majority of the Non-Interested Directors, by votes cast in person at a meeting called for such purpose.

                  In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plan may be terminated at any time and the Distribution Agreement may be terminated at any time upon 60 days' notice, in either case without penalty, by a vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares"). Any Shareholder Servicing Agreement may be terminated at any time, without penalty, upon ten days' notice. Any Sub-Distribution Agreement may be terminated at any time, without penalty, upon 10 days' notice or by the vote of a majority of the Fund's Non- Interested Directors. The Distribution Agreement, the Plan, any Sub-Distribution Agreement and any Shareholder Servicing Agreement shall automatically terminate in the event of assignment.

                  During the continuance of the Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to Alex. Brown pursuant to the Distribution Agreement, to any Participating Dealers pursuant to Sub-Distribution Agreements and to any Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Non-Interested Directors then in office.

                  In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

                  For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, Alex. Brown received sales commissions of $11,908, $21,396 and $41,462 and from such amounts retained $11,878, $12,184 and $27,986 in each such year, respectively.

                  Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing Prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Non-Interested Directors and Non-Interested members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly assumed by ICC or Alex.
Brown.

8.       BROKERAGE

                  Glenmede is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection, and for negotiation of commission rates, subject to the supervision of ICC. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. If the transaction is completed on a United States securities exchange, the brokerage commissions are subject to negotiation between Glenmede and the broker. Commission rates for brokerage commissions on foreign stock exchanges are, however, generally fixed. Glenmede may direct purchase and sale orders to any broker, including, to the extent and in the manner permitted by applicable law, Alex. Brown.

                  In over-the-counter transactions orders are placed directly with a principal market maker and such purchases normally include a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market investments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with Alex. Brown in any transaction in which Alex. Brown acts as a principal, that is, an order will not be placed with Alex. Brown if execution of the trade involves Alex. Brown serving as a principal with respect to any part of the Fund's order, nor will the Fund buy or sell over-the-counter securities with Alex. Brown acting as market maker.

                  If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

                  Glenmede's primary consideration in effecting securities transactions is to obtain the best price and execution of orders on an overall basis. As described below, however, to the extent that the prices and execution offered by more than one broker-dealer are comparable, Glenmede may, in its discretion, effect transactions with dealers that furnish statistical research or other information or services which are deemed by Glenmede to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to Glenmede with clients other than the Fund. Similarly, any research services received by Glenmede through placement of portfolio transactions of other clients may be of value to Glenmede in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to Glenmede by a broker-dealer. Glenmede is of the opinion that, because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisors' research and analysis. Therefore, such services may tend to benefit the Fund by improving Glenmede's investment advice. Glenmede's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker had been chosen when, in the Advisor's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, Glenmede is also authorized to pay broker-dealers other than Alex. Brown higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. For the fiscal year ended October 31, 1996, Glenmede directed $3,779,330 in principal value of brokerage transactions to broker dealers and paid $10,872 of related commissions because of research services provided to Glenmede.

                  Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through Alex. Brown pursuant to certain policies and procedures incorporating the standards of Rule 17e-1 of the SEC under the Investment Company Act which requires that the commissions paid Alex. Brown must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and Glenmede to furnish reports and to maintain records in connection with such reviews. The Distribution Agreement between Alex. Brown and the Fund does not provide for any reduction in the fees to be received by Alex. Brown from the Fund as a result of profits resulting from brokerage commissions on transactions of the Fund effected through Alex. Brown. For the fiscal years ended October 31, 1996, October 31, 1995 and
October 31, 1994, the Fund paid no brokerage commissions to Alex. Brown. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 1996, the Fund held a 5.45% repurchase agreement issued by Goldman Sachs & Co. valued at $187,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

                  The Advisors manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisors. The Advisors may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell and may favorably or unfavorably affect the price received on the purchase or sale of portfolio securities.

9.       CAPITAL SHARES

                  Under the Fund's Articles of Incorporation, the Fund has 10 million authorized Shares of common stock, par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

                  The Fund's Articles of Incorporation provide for the establishment of separate series or separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated two classes of shares: Flag Investors International Fund Class A Shares (formerly known as the Flag Investors International Fund Shares) and Flag Investors International Fund Class B Shares. The Class B Shares are not currently being offered. Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class, would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

                  Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

                  There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

                  As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at the meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

10.      SEMI-ANNUAL REPORTS

                  The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

11.      CUSTODIAN, ACCOUNTING SERVICES AND TRANSFER AGENT

                  Boston Safe Deposit and Trust Company ("Boston Safe Deposit"), located at One Boston Place, Boston, Massachusetts 02108, acts as custodian of the Fund's assets. Boston Safe Deposit has presented information to the Fund's Board of Directors regarding any non-branch correspondent institutions with which it may enter into agreements to hold the Fund's assets abroad and, based upon its review of such information, the Board has found such arrangements to comply with the requirements of Rule 17f-5 under the Investment Company Act and to be consistent with the best interests of the Fund and its shareholders. Boston Safe Deposit receives such compensation from the Fund for its services as may be agreed to from time to time by Boston Safe Deposit and the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080) has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $10.12 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended October 31, 1996, such fees totalled $17,048.

                  ICC also provides certain accounting services to the Fund. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.

Average Net Assets                           Incremental Annual Accounting Fee

0 - $10,000,000                                     $25,000 (fixed fee)
$10,000,000 - $25,000,000                           0.080%
$25,000,000 - $50,000,000                           0.060%
$50,000,000 - $75,000,000                           0.040%
$75,000,000 - $100,000,000                          0.035%
$100,000,000 - $500,000,000                         0.017%
$500,000,000 - $1,000,000,000                       0.006%
over $1,000,000,000                                 0.002%


                  In addition, the Fund will reimburse ICC for the following out of pocket expenses incurred in connection with ICC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage. For the fiscal year ended October 31, 1996, ICC received accounting fees of $27,527.

12.      INDEPENDENT AUDITORS

                  The annual financial statements of the Fund are audited by Deloitte & Touche LLP. Deloitte & Touche LLP has offices at 2 Hilton Court, P.O. Box 319, Parsippany, New Jersey 07054.

13.      PERFORMANCE INFORMATION

                  For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return quotations, under the rules of the SEC must be calculated according to the following formula:
                        n
                  P(1+T)   = ERV

   Where:         P        =        a hypothetical initial payment of $1,000

                  T        =        average annual total return

                  n        =        number of years (1, 5 or 10)

                  ERV      =        ending redeemable value at the end of the
                                    1, 5, or 10 year periods (or fractional
                                    portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

                  Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or T in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

                  The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Morningstar, Inc., or with the performance of the Europe, Australia and Far East Index, the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  Calculated according to the SEC rules, for the one year period ended September 30, 1996, the ending redeemable value of a hypothetical $1,000 payment for Shares was $1,050, resulting in a total return for such Shares equal to 5.01%. For the five year period ended September 30, 1996, the ending redeemable value of a hypothetical $1,000 payment for Shares was $1,351, resulting in an average annual total return for such Shares equal to 6.20%. For the period from the effectiveness of the Fund's registration statement on November 18, 1986 through the end of the Fund's most recent calendar quarter on September 30, 1996, the ending redeemable value of a hypothetical $1,000 payment for Shares was $1,825, resulting in an average annual total return for such Shares equal to 6.28%.

                  Calculated according to the alternative computation, which assumes no sales charges and reinvestment of all distributions, for the one year period ended October 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Shares was $11,213, resulting in a total return equal to 12.13%. For the five year period ended October 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Shares was $14,336, resulting in an average annual total return equal to 7.47%. For the period from the effectiveness of the Fund's registration statement on November 18, 1986 through the end of the Fund's most recent fiscal year on October 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Shares was $19,093, resulting in an average annual total return equal to 6.71%.

                  The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate for the fiscal years ended October 31, 1996 and October 31, 1995 was 13% and 35%, respectively.

14.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                  To Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the Fund's outstanding Shares, as of January 31, 1997.

Name and Address                                     Percentage of Ownership
----------------                                     -----------------------

Mercantile Safe Deposit & Trust Co., Custodian      -          5.37%*
2 Hopkins Plaza
Baltimore, MD 21202-2930

                  The Directors and executive officers as a group owned less than 1% of the Fund's total outstanding Shares, as of January 31, 1997.

15.      FINANCIAL STATEMENTS

                  See next page.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                         October 31, 1996

  No. of                                                         Value       Percent of
  Shares                     Security                          (Note 1)      Net Assets
-----------------------------------------------------------------------------------------

=========================================================================================
COMMON STOCK -- 98.8%

AUSTRALIA -- 4.0%
   41,163        Burns, Philp & Co. Ltd.                      $ 65,145               0.5%
   26,634        Lend Lease Corp., Ltd.                        450,805               3.5
                                                              --------              ----
                                                               515,950               4.0

CANADA -- 1.9%
       70        Bank of Nova Scotia                             2,220               --
    5,000        Magna International, Inc. - Class A           250,625               1.9
                                                              --------              ----
                                                               252,845               1.9

FINLAND -- 2.2%
    6,000        Nokia AB - Series A ADR                       278,250               2.2
                                                              --------              ----

FRANCE -- 8.4%
    2,549        Compagnie Generale des Eaux                   303,991               2.3
    4,258        Elf Aquitaine SA                              339,756               2.6
    4,356        Lafarge SA                                    260,851               2.0
                 Lagardere Groupe,
    9,680          Warrants Expiring 6/30/97*                   13,037               0.1
    4,000        Technip ADR                                   174,973               1.4
                                                              --------              ----
                                                             1,092,608               8.4

GERMANY -- 6.1%
   10,000        Deutsche Bank AG                              463,500               3.6
    6,000        Veba AG                                       319,528               2.5
                                                              --------              ----
                                                               783,028               6.1

HONG KONG -- 2.2%
  125,000        Hong Kong Land Holdings, Ltd.                 278,750               2.2
                                                              --------              ----

ITALY -- 5.4%
    9,631        Assicurazioni Generali                        185,846               1.4
   21,300        Benetton Group SpA                            251,661               1.9
  120,000        Telecom Italia SpA                            267,123               2.1
-----------------------------------------------------------------------------------------
                                                               704,630               5.4


FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

  No. of                                                         Value       Percent of
  Shares                     Security                          (Note 1)      Net Assets
-----------------------------------------------------------------------------------------

=========================================================================================
COMMON STOCK -- continued

JAPAN -- 25.4%
    6,600        Acom Co., Ltd.                              $ 253,111               2.0%
    5,000        Amway Japan Ltd.                              199,210               1.5
    2,000        Aoyama Trading Co., Ltd.                       51,075               0.4
   10,000        Canon, Inc.                                   191,312               1.5
   10,000        Daiwa House Industry Co., Ltd.                138,657               1.1
       50        East Japan Railway Co.                        229,487               1.8
   25,000        Hitachi Ltd.                                  221,588               1.7
   12,000        Honda Motor Co.                               286,441               2.2
   20,000        Kao Corp.                                     235,191               1.8
    1,500        Kyocera Corp.  ADR                            197,063               1.5
    2,000        Nintendo Corp. Ltd.                           127,775               1.0
   20,000        Nishimatsu Construction Co.                   184,291               1.4
    4,000        Rohm Co.                                      236,946               1.8
   11,000        Sankyo Co., Ltd.                              272,225               2.1
    7,000        Sharp Corp.                                   106,275               0.8
   20,000        Toda Construction Co.                         158,140               1.2
   10,000        Yamanouchi Pharmaceutical Co.                 202,720               1.6
                                                             ---------              ----
                                                             3,291,507              25.4

MALAYSIA -- 2.2%
   94,666        Malaysian International
                   Shipping Corp. Berhad                       282,949               2.2
                                                             ---------              ----

MEXICO -- 1.0%
   33,750        Cemex. S.A. de C.V. - Series "B"              123,228               1.0
                                                             ---------              ----

NETHERLANDS -- 7.0%
    6,114        ABN-AMRO Holding N.V.                         344,678               2.7
   10,000        IHC Caland NV Holdings                        556,699               4.3
                                                             ---------              ----
                                                               901,377               7.0

NEW ZEALAND -- 0.6%
    5,000        Tranz Rail Holdings  ADR*                      81,875               0.6
 .........................................................................................

NORWAY -- 1.3%
    4,300        Kvaerner AS                                   162,099               1.3
                                                             ---------              ----

                                      -22-

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)

  No. of                                                         Value       Percent of
  Shares                     Security                          (Note 1)      Net Assets
-----------------------------------------------------------------------------------------

=========================================================================================
COMMON STOCK -- concluded

SPAIN -- 7.4%
   10,000        Banco Central Hispano Americano SA          $ 233,086               1.8%
   25,000        Dragados & Construcciones SA                  334,376               2.6
    6,000        Repsol SA                                     195,463               1.5
   10,000        Vallehermoso SA                               197,106               1.5
                                                             ---------              ----
                                                               960,031               7.4

SWITZERLAND -- 1.9%
    1,260        Schweizerischer Bankverein
                   (Swiss Bank Corp.), Registered Shares       241,964               1.9
                                                             ---------              ----

THAILAND -- 0.7%
   10,000        Siam Commercial Bank Ltd. `F'                  90,952               0.7
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 21.1%
   25,000        B.A.T. Industries PLC                         173,982               1.3
   16,149        The Boots Co. PLC                             163,852               1.3
   45,000        BTR PLC                                       188,413               1.4
   25,000        Dalgety PLC                                   126,625               1.0
   10,000        De La Rue PLC*                                 95,853               0.7
   20,000        Grand Metropolitan PLC                        150,730               1.2
   70,000        Iceland Group PLC                              97,885               0.8
   84,000        Mirror Group Newspapers PLC                   317,558               2.5
   25,000        National Power PLC                            165,445               1.3
   22,967        Safeway PLC                                   136,120               1.0
   55,100        Scottish Power PLC                            281,769               2.2
   40,000        Smith (WH) Group PLC                          298,859               2.3
   25,000        Tate & Lyle PLC                               193,900               1.5
   80,000        Tomkins PLC                                   335,606               2.6
                                                             ---------              ----
                                                             2,726,597              21.1
                                                             ---------              ----
Total Common Stock
           (Cost $10,861,064)                               12,768,640              98.8
                                                            ----------              ----

Flag Investors International Fund

  No. of
  Shares/                                                        Value       Percent of
 Par (000)                   Security                          (Note 1)      Net Assets
-----------------------------------------------------------------------------------------

=========================================================================================
PREFERRED STOCK -- 0.1%

HONG KONG -- 0.1%
       16        Dairy Farm International
                   Holdings Ltd., Cvt.
                   (Cost $16,000)                            $  10,800               0.1%
                                                            ----------              ----
=========================================================================================
 REPURCHASE AGREEMENT -- 1.4%
     $187        Goldman Sachs & Co., 5.45%
                   Dated 10/31/96, to be repurchased
                   on 11/1/96, collateralized by U.S.
                   Treasury Notes with a market value
                   of $190,920.
                   (Cost $187,000)                             187,000               1.4
                                                           -----------             -----
Total Investment in Securities
         (Cost $11,064,064) **                              12,966,440             100.3

Liabilities in Excess of Other Assets, Net                     (36,184)             (0.3)
                                                           -----------             -----
Net Assets                                                 $12,930,256             100.0%
                                                           ===========             =====
Net Asset Value and Redemption Price Per Share
         ($12,930,256 / 910,571 shares outstanding)             $14.20
                                                                ======
Maximum Offering Price Per Share
         ($14.20 / .955)                                        $14.87
                                                                ======

------------
 * Non-income producing security.
** Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statement of Operations

                                                          For the Year Ended
                                                              October 31,
                                                                 1996
Investment Income (Note 1):
   Dividends                                                 $  496,529
   Interest                                                      26,100
   Other income                                                   7,770
     Less:Foreign taxes withheld                                (82,170)
                                                             ----------
            Total income                                        448,229
                                                             ----------

Expenses:
   Investment advisory fee (Note 2)                              98,672
   Legal                                                         35,086
   Distribution fee (Note 2)                                     32,891
   Printing and postage                                          29,036
   Accounting fee (Note 2)                                       27,527
   Registration fees                                             27,453
   Audit                                                         20,877
   Transfer agent fees (Note 2)                                  17,048
   Custodian fee                                                  9,796
   Miscellaneous                                                  4,435
   Directors' fees                                                  346
                                                             ----------
            Total expenses                                      303,167
   Less:Fees waived and expenses reimbursed (Note 2)           (105,738)
                                                             ----------
            Net expenses                                        197,429
                                                             ----------
   Net investment income                                        250,800
                                                             ----------

Netrealized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                 601,748
   Net realized foreign exchange loss                           (30,525)
   Change in unrealized appreciation or depreciation
     of investments                                             656,848
   Change in unrealized appreciation or depreciation
     on translation of assets and liabilities,
     excluding investments, denominated in
     foreign currencies                                          (3,773)
                                                             ----------
            Net gain on investments                           1,224,298
                                                             ----------
Net increase in net assets resulting from operations         $1,475,098
                                                             ==========

                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                 For the Year Ended October 31,
                                                      1996            1995
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                            $  250,800       $  90,267
   Net realized gain from security transactions
     and foreign exchange transactions                 571,223         666,979
   Change in unrealized appreciation or
     depreciation of investments                       656,848      (2,231,677)
   Change in unrealized appreciation or
     depreciation on translation of
     assets and liabilities denominated in
     foreign currencies                                 (3,773)         41,662
                                                   ------------    -----------
   Net increase/(decrease) in net assets
     resulting from operations                       1,475,098      (1,432,769)
                                                   ------------    -----------
Dividends to Shareholders from:
   Net investment income                               (28,072)             --
                                                   ------------    -----------
Capital Share Transactions (Note 3):
   Proceeds from sale of 107,997 and
     99,262 shares, respectively                     1,494,406       1,243,444
   Value of 1,596 shares issued in
     reinvestment of dividends                          22,601              --
   Cost of 182,530 and 224,000 shares
     repurchased, respectively                      (2,516,921)     (2,814,795)
                                                   ------------    -----------
   Total decrease in net assets derived
     from capital share transactions                  (999,914)     (1,571,351)
                                                   ------------    -----------
   Total increase/(decrease) in net assets             447,112      (3,004,120)

Net Assets:
   Beginning of year                                12,483,144      15,487,264
                                                   ------------    -----------
   End of year                                     $12,930,256     $12,483,144
                                                   ============    ===========
Undistributed net investment income                  $ 625,259       $ 103,321
                                                   ============    ===========

                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)(1)
--------------------------------------------------------------------------------

                                                            For the Year Ended
                                                                October 31,              For the Year Ended October 31,
                                                                    1996         1995          1994          1993         1992
Per Share Operating Performance:
   Net asset value at beginning of year                           $ 12.69      $ 13.97       $ 13.05       $  9.11     $  10.63
                                                                  -------      -------       -------       -------     --------
Income from Investment Operations:
   Net investment income                                             0.26         0.09          0.18          0.49         0.16
   Net realized and unrealized gain/(loss) on investments(2)         1.28        (1.37)         1.58          3.45        (1.62)
                                                                  -------      -------       -------       -------     --------
   Total from Investment Operations                               $  1.54      $ (1.28)      $  1.76       $  3.94     $  (1.46)
                                                                  -------      -------       -------       -------     --------
Less Distributions:
   Dividends from net investment income
     and short-term gains                                           (0.03)         --          (0.84)          --         (0.06)
                                                                  -------      -------       -------       -------     --------
   Net asset value at end of year                                 $ 14.20      $ 12.69       $ 13.97       $ 13.05       $ 9.11
                                                                  =======      =======       =======       =======     ========
Total Return(3)                                                     12.13%       (9.16)%       13.98%        43.25%      (13.80)%
Ratios to Average Daily Net Assets:
   Expenses(4)                                                       1.50%        1.50%         1.50%         1.50%        1.50%
   Net investment income(5)                                          1.91%        0.68%         0.75%         1.91%        0.73%
Supplemental Data:
   Net assets at end of the year (000)                            $12,930      $12,483       $15,487       $15,008      $19,780
   Portfolio turnover rate                                             13%          35%           43%           48%          63%
   Average commissions per share(6)                               $0.0201           --            --            --           --

--------------------------------------------------------------------------------
(1) Computed based upon average shares outstanding.
(2) The years ended October 31, 1996, 1995 and 1994 include net realized currency loss. Realized currency gain/(loss) is included in net investment income for the years ended October 31, 1993 and 1992.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.30%, 2.17%, 1.97%, 2.13% and 1.92% for the years ended October 31, 1996, 1995, 1994, 1993 and 1992, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 1.10%, 0.02%, 0.28%, 1.28% and 0.31% for the years ended October 31, 1996, 1995, 1994, 1993 and
    1992, respectively.
(6) Disclosure of average commissions per share is effective fiscal year beginning in 1996.

                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors International Fund, Inc. ("the Fund") was organized as a Massachusetts business trust on September 3, 1986 and commenced operations on November 18, 1986. The Fund was reorganized as a Maryland corporation on August 16, 1993. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company seeking long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers domiciled outside of the United States.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

     A. Security Valuation--Securities that are listed on a securities exchange are valued on the basis of their last quoted sale price as provided by an independent pricing service (or, in the absence of recorded sales, at the last available bid price). If a security is listed on more than one exchange, the last quoted sale price on the exchange where the security is primarily traded is used. Securities or other assets for which market quotations are not readily available are valued at their fair value so determined in good faith by procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

     B. Foreign Currency Transactions--The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or incurred. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect the current exchange rate. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reported in realized and unrealized gain/(loss) on investments for the current period.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

NOTE 1--concluded

        The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not reflected in the Fund's financial statements. However, the net income or loss from such contracts is recorded from the date the contract is entered into. Premiums or discounts are amortized over the life of the contracts.

     C. Federal Income Taxes -- No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute annually to shareholders substantially all of its taxable net investment income and net realized capital gains.

     D. Other -- Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis and includes, when applicable, the pro rata amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.


NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., serves as the Fund's investment advisor and The Glenmede Trust Company ("Glenmede") is the Fund's subadvisor. As compensation for its services, ICC receives from the Fund a fee, calculated daily and paid monthly, equal to
 .75% of the Fund's average daily net assets.

     ICC has voluntarily agreed to waive a portion of its fees and reimburse the Fund for expenses so that the total operating expenses of the Fund do not exceed 1.50% of the Fund's average daily net assets. For the year ended October 31, 1996, ICC waived $98,672 and reimbursed expenses of $7,066, respectively.

     As compensation for its subadvisory services, Glenmede receives a fee from ICC, calculated daily and paid monthly, equal to .55% of the Fund's average daily net assets. Glenmede voluntarily agreed to waive all of its fees from the beginning of the fiscal year through September 30, 1996, which amounted to $66,211.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 2--concluded

     As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly from the Fund's average daily net assets. ICC earned $27,527 for accounting services for the year ended October 31, 1996.

     As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC earned $17,048 for transfer agent services for the year ended October 31, 1996.

     As compensation for providing distribution services, Alex. Brown &Sons Incorporated ("Alex. Brown") receives from the Fund an annual fee, payable monthly, at the annual rate of .25% of the Fund's average daily net assets. For the year ended October 31, 1996, distribution fees were $32,891.

     The fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1996 through October 31, 1996 was approximately $471, and the accrued liability was approximately $1,808.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 10 million shares of capital stock, par value $0.001 per share, all of which shares are designated as common stock.

NOTE 4--Investment Transactions

     Purchases and sales of investment securities, other than short-term obligations, aggregated $1,660,869 and $2,217,979, respectively, for the year ended October 31, 1996.

     At October 31, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $2,518,521 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $616,145.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

NOTE 5--Federal Income Tax Information

     Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $299,300 have been reclassified to undistributed net investment income from paid-in capital. These reclassifications have no effect on net assets or net asset values per share.

     At October 31, 1996, there was a tax capital loss carryforward of approximately $4,386,000, of which $1,447,000 expires in 1999, $2,350,000 in
2000 and $589,000 in 2001. This carryforward will be used to offset future net capital gains, if any.

NOTE 6--Net Assets

     At October 31, 1996, net assets consisted of:

Paid-in capital                                              $15,253,772
Undistributed net investment income                              625,259
Accumulated net realized loss from security and
   foreign exchange transactions                              (4,852,349)
Unrealized appreciation of investments                         1,902,376
Unrealized translation gain                                        1,198
                                                             -----------
                                                             $12,930,256
                                                             ===========

NOTE 7--Personal Income Tax Information for the Shareholder (Unaudited)

     The following information summarizes all per share distributions paid by the Fund during the taxable period ending October 31, 1996.

                          Foreign      Total        Foreign
  Record      Payable     Source     Ordinary     Taxes Paid       Long-Term
   Date        Date       Income      Income      or Withheld    Capital Gains
  ------      -------     -------    --------     -----------    -------------
  10/1/96     10/2/96     $0.0308     $0.0308      $0.116499         None

     All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Independent Auditors' Report
The Board of Directors and Shareholders
Flag Investors International Fund, Inc.:

     We have audited the statement of net assets of the Flag Investors International Fund, Inc. as of October 31, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors InternationalFund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Parsippany, New Jersey
November 22, 1996

PART C.    OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

           List all financial statements and exhibits filed as part of the Registration Statement.

           (a) Financial statements:

           (1) Included in Part A of the Registration Statement:

               - Financial Highlights for the fiscal years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993,
                  October 31, 1992, October 31, 1991, October 31, 1990, October 31, 1989 and October 31, 1988 and for the period November 18, 1986 (commencement of operations) through October 31, 1987

           (2) Included in Part B of the Registration Statement:

               - Statement of Net Assets as of October 31, 1996

               - Statement of Operations for the fiscal year ended October
                 31, 1996

               - Statements of Changes in Net Assets for the fiscal years ended
                 October 31, 1996 and October 31, 1995

               - Financial Highlights for the fiscal years ended October 31,
                 1996, October 31, 1995, October 31, 1994, October 31, 1993 and
                 October 31, 1992

               - Notes to Financial Statements

           (3) All required financial statements are included in Parts A and B hereof. All other financial statements and schedules are inapplicable.

           (b)    Exhibits:

                  Exhibit
                  Number                                      Description
                 --------                                    -------------

                  (1)  (a) Registrant's Articles of Incorporation.(2)

                       (b) Registrant's Articles Supplementary.(2)

                       (c) Registrant's Articles Supplementary.(2)

                  (2) Registrant's By-laws as amended through December 18, 1996, filed herewith.

                  (3)  None

                  (4)  Specimen Security with respect to Flag Investors
                       Shares.(1)

                  (5)  (a) Investment Advisory Agreement between Registrant and
                           Investment Company Capital Corp.(2)

                       (b) Sub-Advisory Agreement among Registrant, Investment
                           Company Capital Corp. and The Glenmede Trust
                           Company.(2)

                  (6)  (a) Distribution Agreement with respect to Flag Investors
                           International Fund Class A Shares between Registrant and Alex. Brown & Sons Incorporated.(2)

                       (b) Form of Sub-Distribution Agreement between Alex.
                           Brown & Sons Incorporated and Participating Dealers, filed herewith.

                       (c) Shareholder Servicing Agreement between Registrant
                           and Shareholder Servicing Agents.(2)

                  (7)  None.

                  (8)  (a) Custody Agreement between Registrant and Boston Safe
                           Deposit and Trust Company.(2)

                       (b) Form of Sub-Custody Agreement between Boston Safe
                           Deposit and Trust Company and Sub-Custodians.(2)

                  (9) Master Services Agreement between Registrant and Investment Company Capital Corp., with Appendices for the provision of Transfer Agency and Accounting Services.(2)

                  (10) Opinion of Counsel.(2)

                  (11) Consent of Deloitte & Touche LLP, filed herewith.

                  (12) None.

                  (13) Form of Subscription Agreement between Flag
                       Investors International Fund and Investors.(2)

                  (14) None.

                  (15) Registrant's Distribution Plan with respect to Flag
                       Investors International Fund Class A Shares.(2)

                  (16) Schedule of Computation of Performance Quotations
                       (unaudited).(2)

                  (18) (a) Rule 18f-3 Plan(2).

                       (b) Rule 18f-3 Plan, filed herewith.

                  (24) Powers of Attorney, filed herewith.

                  (27) Financial Data Schedule, filed herewith.


-----------------

(1) Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-28479), filed with the Securities and Exchange Commission on February 24, 1994.

(2) Incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-28479), filed with the Securities and Exchange Commission on February 27, 1996.


Item 25.  Persons Controlled by or under Common Control with Registrant.

         Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

         None.

Item 26.  Number of Holders of Securities.

         State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

         The following information is given as of January 31, 1997:

                                                     Number of
         Title of Class                              Record Holders
        ---------------                             ----------------
         Common Stock         Class A                    672
                                                         ---


Item 27.  Indemnification.

         State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

         Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit 1(b) to this Registration Statement and incorporated herein by reference, provide as follows:

                  Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                  Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

                  Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.


Item 28.  Business and Other Connections of Investment Advisor.

         Describe any other business, profession, vocation or employment of a substantial nature in which each investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

         (a)      Investment Advisor

         During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Fund's Investment Advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

         (b)      Sub-Advisor

         Set forth below are the names and business connections of the directors and principal executive officers of The Glenmede Trust Company who are engaged in any other business, profession, vocation, or employment of a substantial nature.


Name and Position with Glenmede        Business Connections
-------------------------------        ---------------------
Susan W. Catherwood - Director         Director, The Glenmede Corporation; Board
                                       Member, Philadelphia Electric Company.

James L. Kermes - Director, President  President and Chief Executive Officer,
and Chief Executive Officer            The Glenmede Corporation

Thomas W. Langfitt, M.D. - Director,   Chairman and Chief Executive Officer, The
Chairman, Chief Executive Officer      Glenmede Corporation; Board Member,
                                       New York Life Insurance Company,
                                       SmithKline Beecham Corporation and Sun
                                       Company, Inc.

Arthur E. Pew, III - Director          Director, The Glenmede Corporation

G. Thompson Pew, Jr. - Director               Principal, Philadelphia Investment
                                              Banking Company.

J. Howard Pew II - Director                   Director, The Glenmede Corporation

J.N. Pew 3rd - Director                       Director, The Glenmede Corporation

J.N. Pew IV, M.D. - Director                  Internal Medicine, Private
                                              Practice; Director,The Glenmede
                                              Corporation.

R. Anderson Pew - Director                    Chief Executive Officer, Radnor
                                              Corporation; Director,
                                              The Glenmede Corporation.

Richard F. Pew - Director                     Businessman/Rancher; Director,
                                              The Glenmede Corp.

Rebecca W. Rimel - Director, President        Executive Vice President, The
and CEO, The Pew Charitable Trusts            Glenmede Corporation.
(Division of Glenmede)

Graham McKelvy Walker - Director              Director, The Glenmede Corporation

Robert G. Williams - Director                 Director, The Glenmede Corporation

Ethel Benson Wister - Director                Director, The Glenmede Corporation

John W. Church, Jr.- Executive Vice           Executive Vice President,
President, Chief Investment Officer           The Glenmede Corporation

J. Thomas Dunlevy - Executive Vice            Executive Vice President,
President, Director of Client Services        The Glenmede Corporation

A.E. Piscopo - Executive Vice President,      Executive Vice President,
Chief Operating Officer                       The Glenmede Corporation.

John E. Peiffer, III - Senior Vice President  Senior Vice President,
                                              The Glenmede Corporation

William H. Pope, Jr. - Senior Vice            Senior Vice President,
President                                     The Glenmede Corporation

Warren A. Reintzel - Senior Vice President    Senior Vice President,
                                              The Glenmede Corporation

Kathleen Crenny - Vice President and          Vice President and Controller,
Controller                                    The Glenmede Corporation.

Mary V. Burke - Secretary                     Secretary, The Glenmede
                                              Corporation.

Katherine E. Koch - Treasurer                 Treasurer, The Glenmede
                                              Corporation.

Item 29.  Principal Underwriters.

      (a) Alex. Brown & Sons Incorporated acts as distributor for the Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Shares class of Total Return U.S. Treasury Fund, Inc., the Flag Investors Shares class of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc. (formerly known as Flag Investors Intermediate-Term Income Fund, Inc.), Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., all registered open-end management investment companies.



      (b)

Name and Principal        Position and Officers with        Position and Offices
Business Address*         Principal Underwriters            with Registrant
------------------       ----------------------------      ---------------------

Alvin B. Krongard         Chairman, Chief Executive         None
                          Officer, Director


Benjamin Howell           Director                          None
Griswold, IV


Mayo A. Shattuck III      President, Director               None


Robert E. Price           Secretary and General             None
                          Counsel

Beverly L. Wright         Chief Financial Officer and       None
                          Treasurer

------------

*  One South Street, Baltimore, Maryland 21202


  (c) Not Applicable.

Item 30.  Location of Accounts and Records.

      With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.
      Investment Company Capital Corp., the Registrant's investment advisor, transfer and dividend disbursing agent and accounting services provider, One South Street, Baltimore, Maryland 21202, will maintain physical possession of each such account, book or other document of Registrant except for the records maintained by The Glenmede Trust Company, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania, 19103 relating to its functions as the Registrant's sub-advisor, the records maintained by Alex. Brown & Sons Incorporated, One South Street, Baltimore, Maryland 21202 relating to its functions as the Registrant's distributor, the records maintained by Boston Safe Deposit and
                                       C-7

Trust Company, One Boston Place, Boston, Massachusetts 02108 relating to its functions as the Registrant's custodian.

Item 31.  Management Services.

      Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

      None.

Item 32.  Undertakings.

      Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

      (a) Not Applicable.

      (b) Not Applicable.

      (c) A copy of the Registrant's latest Annual Report to Shareholders is available upon request, without charge by contacting Registrant at
          (800) 767-3524.

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post- Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 25th day of February, 1997.

                                                    FLAG INVESTORS INTERNATIONAL
                                                    FUND, INC.

                                                    By:  /s/ John W. Church, Jr.
                                                       -------------------------
                               John W. Church, Jr.
                                                             President

      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:


       *                              Director              February 25, 1997
--------------------                                        ------------------
Truman T. Semans                                            Date

       *                              Director              February 25, 1997
--------------------                                        ------------------
Richard T. Hale                                             Date

       *                              Director              February 25, 1997
--------------------                                        ------------------
James J. Cunnane                                            Date

       *                              Director              February 25, 1997
--------------------                                        ------------------
John F. Kroeger                                             Date

       *                              Director              February 25, 1997
--------------------                                        ------------------
Louis E. Levy                                               Date

       *                              Director              February 25, 1997
--------------------                                        ------------------
Eugene J. McDonald                                          Date

       *                              Director              February 25, 1997
--------------------                                        ------------------
Carl W. Vogt                                                Date

/s/ John W. Church, Jr.              President              February 25, 1997
-----------------------                                     ------------------
John W. Church, Jr.                                         Date

/s/ Joseph A. Finelli                Chief Financial
-----------------------              and Accounting
Joseph A. Finelli                    Officer


*By:   /s/ Edward J. Stoken
    -------------------------
       Edward J. Stoken
       Attorney-In-Fact

                                  EXHIBIT INDEX
                                 ---------------
EDGAR
Exhibit
Number                             Description
-------                           -------------

                  (1)      (a)      Registrant's Articles of Incorporation.(2)

                  (1)      (b)      Registrant's Articles Supplementary.(2)

                  (1)      (c)      Registrant's Articles Supplementary.(2)

EX-99.B (2) Registrant's By-Laws as amended through December 18, 1996, filed herewith.

                  (3)      None.

                  (4)      Specimen Security with respect to Flag Investors
                           Shares.(1)

                  (5)      (a)      Investment Advisory Agreement between
                                    Registrant and Investment Company Capital
                                    Corp.(2)

                  (5)      (b)      Sub-Advisory Agreement among Registrant,
                                    Investment Company Capital Corp. and The
                                    Glenmede Trust Company.(2)

                  (6)      (a)      Distribution Agreement with respect to Flag
                                    Investors International Fund Class A Shares between Registrant and Alex. Brown & Sons
                                    Incorporated.(2)

EX-99.B           (6)      (b)      Form of Sub-Distribution Agreement between
                                    Alex. Brown & Sons Incorporated and
                                    Participating Dealers, filed herewith.

                  (6)      (c)      Shareholder Servicing Agreement between
                                    Registrant and Shareholder Servicing
                                    Agents.(2)

                  (7)      None.

                  (8)      (a)      Custody Agreement between Registrant and
                                    Boston Safe Deposit and Trust Company.(2)

EDGAR
Exhibit
Number                                               Description
-------                                             -------------

                  (8)      (b)      Form of Sub-Custody Agreement between
                                    Boston Safe Deposit and Trust Company and
                                    Sub-Custodians.(2)

                  (9) Master Services Agreement between Registrant and Investment Company Capital Corp. with Appendices for the provision of Transfer Agency and Accounting Services.(2)

                  (10)     Opinion of Counsel.(2)

EX-99.B           (11)     Consent of Deloitte & Touche LLP, filed herewith.

                  (12)     None.

                  (13) Form of Subscription Agreement between Registrant Fund and Investors.(2)

                  (14)     None.

                  (15) Registrant's Distribution Plan with respect to Flag Investors International Fund Class A Shares.(2)

                  (16) Schedule of Computation of Performance Quotations (unaudited).(2)

                  (18)     (a) Rule 18f-3 Plan(2).

EX-99.B                    (b) Rule 18f-3 Plan, filed herewith.

EX-99.B           (24)     Powers of Attorney, filed herewith.

EX-27             Financial Data Schedule, filed herewith.
-----------------------

(1) Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-28479), filed with the Securities and Exchange Commission on February 24, 1994.

(2) Incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-28479), filed with the Securities and Exchange Commission on February 27, 1996.